UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2014

FLUOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-16129	33-0927079
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

6700 Las Colinas Blvd. Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

(469) 398-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.             Submission of Matters to a Vote of Security Holders.

(a) — (b)  On May 1, 2014, at the Fluor Corporation (“Fluor”) annual meeting of stockholders (the “Annual Meeting”), Fluor’s stockholders (i) elected Peter K. Barker, Alan M. Bennett, Rosemary T. Berkery, Peter J. Fluor, James T. Hackett, Deborah D. McWhinney, Dean R. O’Hare, Armando J. Olivera, Joseph W. Prueher, Matthew K. Rose, David T. Seaton, Nader H. Sultan and Lynn C. Swann to the Board of Directors to serve until the 2015 annual meeting of stockholders and until their successors are duly elected and qualified; (ii) approved, on an advisory basis, the compensation of Fluor’s named executives, as described in the 2014 Proxy Statement, as filed with the Securities and Exchange Commission on March 11, 2014 (the “2014 Proxy Statement”); (iii) approved the Fluor Corporation 2014 Restricted Stock Plan for Non-Employee Directors; (iv) ratified the appointment of Ernst & Young LLP as independent registered public accounting firm for the year ending December 31, 2014; and (v) rejected a stockholder proposal that the chairman be an independent director.

The final voting results for the thirteen director nominees described in the 2014 Proxy Statement were as follows:

Director Nominee	For	Against	Abstain	Broker Non-Votes

Peter K. Barker	117,688,063	1,581,366	226,389	13,498,709
Alan M. Bennett	118,250,531	1,018,542	226,745	13,498,709
Rosemary T. Berkery	115,423,653	3,845,521	226,644	13,498,709
Peter J. Fluor	92,836,122	26,433,383	226,313	13,498,709
James T. Hackett	117,091,759	2,176,425	227,634	13,498,709
Deborah D. McWhinney	118,819,890	424,934	250,994	13,498,709
Dean R. O’Hare	102,276,630	16,992,629	226,559	13,498,709
Armando J. Olivera	118,880,084	389,460	226,274	13,498,709
Joseph W. Prueher	117,033,570	2,234,490	227,758	13,498,709
Matthew K. Rose	117,947,506	1,295,665	252,647	13,498,709
David T. Seaton	115,955,463	3,140,370	399,985	13,498,709
Nader H. Sultan	117,692,371	1,580,409	223,038	13,498,709
Lynn C. Swann	117,785,233	1,503,478	207,107	13,498,709

The final voting results for proposals 2, 3, 4 and 5 described in the 2014 Proxy Statement were as follows:

Proposal	For	Against	Abstain	Broker Non-Votes
Advisory vote to approve Fluor’s named executive compensation	114,378,655	2,957,325	2,159,838	13,498,709

Fluor Corporation 2014 Restricted Stock Plan for Non-Employee Directors	113,988,787	3,732,370	1,774,661	13,498,709

Ratification of appointment of Ernst & Young LLP	130,254,240	2,382,106	358,181	0

Stockholder Proposal	37,289,512	80,493,980	1,712,326	13,498,709

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 2, 2014	FLUOR CORPORATION

	By:	/s/ Carlos M. Hernandez
Carlos M. Hernandez
Senior Vice President, Chief Legal Officer and Secretary